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               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549


                            FORM 8-K


        Current Report Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 13, 1998


                     TOTAL CONTAINMENT, INC.
     (Exact name of registrant as specified in its charter)


        Pennsylvania                0-23454           23-2394872
(State or other jurisdiction      (Commission       (IRS Employer
      of incorporation)           File Number)       Ident. No.)


422 Business Center, A130 North Dr., Oaks, PA           19456

  (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (610) 666-7777


                              N/A

 (Former name or former address, if changed since last report.)


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Item 5.   Other Events.

          In March 13, 1998, the owner of 57.1% of the Company's outstanding common stock purchased 400 shares of the Company's authorized but unissued perpetual Class A Floating Rate Preferred
Stock for $4 million in cash.

          Attached to this Form 8-K, as an exhibit, is a copy of the Company's press release relating to this purchase.

          Also attached to this Form 8-K is a condensed consolidated balance sheet of the Company as of January 31, 1998, adjusted to give pro-forma effect to the issuance of the preferred as if the issuance had occurred on January 31, 1998.

Item 7.   Financial Statements and Exhibits.

     (a)  Financial Statements:

               Condensed Consolidated Balance Sheet of the
               Company as of January 31, 1998 adjusted to give pro-forma effect to preferred stock issuance.

     (b)  Exhibit:

          Press Release dated March 13, 1998

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              TOTAL CONTAINMENT, INC.


Dated:  March 13, 1998         /s/ Pierre Desjardins
                              Pierre Desjardins
                              President and Chief Executive
                              Officer